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                                                                    EXHIBIT 99.1






     STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, J. Larry Nichols, state and attest that:

      1) To the best of my knowledge, based upon a review of the covered reports of Devon Energy Corporation and, except as corrected or supplemented in a subsequent covered report:

               o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

               o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      2) I have reviewed the contents of this statement with the Company's Audit Committee.

      3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

               o The Devon Energy Corporation Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2001;

               o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Devon Energy Corporation filed with the Commission subsequent to the filing of the From 10-K identified above; and

               o    Any amendments to any of the foregoing.

By:  /s/    J. Larry Nichols         Subscribed and sworn to before me this 14th
     -----------------------------   day of August 2002
            J. Larry Nichols

Date:  August 14, 2002               /s/ Janice A. Dobbs
                                         --------------------------------------
                                         Notary Public #15187

                                     My commission expires: September 25, 2004